Buffered Bulldog ETF by C.J. Lawrence, a division of Apollon Trading Symbol: ACJL Listed on NYSE Arca, Inc. Summary Prospectus October 28, 2026 www.ACJLETF.com

Before you invest, you may want to review the Buffered Bulldog ETF by C.J. Lawrence, a division of Apollon by C.J. Lawrence, a division of Apollon (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 28, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.ACJLETF.com. You can also get this information at no cost by calling at (855) 955-1865 or by sending an e-mail request to acjl@apollonwealth.com.

Investment Objective

The Buffered Bulldog ETF by C.J. Lawrence, a division of Apollon seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of companies that C.J. Lawrence®, a division of Apollon Wealth Management, LLC (the “Sub-Adviser”) believes are well-positioned to capitalize on the evolving global economic landscape (“Bulldogs”), together with a systematic option overlay utilizing exchange-traded European-style FLEX Options (as defined below) on the SPDR S&P 500 ETF Trust (“SPY” or the “Underlying ETF”).

Equity Strategy

The Sub-Adviser considers Bulldogs to be companies that possess all or a combination of the following characteristics:

●	A focus on taking and defending market share

●	A highly motivated management team driving unit growth

●	A durable competitive advantage

●	Clear product or service differentiation and market leadership

●	Demonstrated pricing power

●	Strong balance sheets capable of supporting economies of scale

●	Operations in sectors with attractive long-term growth prospects.

In selecting investments for its equity strategy, the Sub-Adviser evaluates a variety of quantitative and qualitative factors, including market capitalization, sector performance, revenue growth, earnings growth, balance sheet strength, competitive positioning, and relative valuation compared to the broader U.S. equity market, as represented by the S&P 500® Index.

The Fund generally invests in a concentrated portfolio of approximately 30 to 50 U.S.-listed equity securities. Under normal market conditions, the Fund will invest primarily in companies with market capitalizations of at least $5 billion. The Fund will invest primarily in U.S.-listed common equity securities, including U.S.-listed shares of foreign issuers and American depositary receipts (“ADRs”).

Options Overlay and Collar Strategy

In addition to its equity strategy, the Fund employs a systematic option overlay designed to reduce exposure to broad U.S. equity market declines. Under normal conditions, the Fund intends to implement its option overlay, known as a “collar strategy,” utilizing exchange-traded European-style Flexible Exchange Options (“FLEX Options”) on the Underlying ETF consisting of a written call option with a strike price equal to approximately 105% of the initial Underlying ETF reference level and a long put spread consisting of a purchased put option with a strike price equal to approximately 95% of the initial Underlying ETF reference level and a written put option with a strike price equal to approximately 80% of the initial Underlying ETF reference level. Each of the three option legs has the same notional exposure, sized on a one-to-one basis with the Fund’s total assets when established, so the overlay covers approximately 100% of the Fund’s assets. Sizing is reset as positions expire and are replaced.

The Fund invests in FLEX Options that reference the Underlying ETF. FLEX Options are exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The Fund uses a combination of purchased and sold put option contracts and sold call options contracts to construct a layered portfolio designed to achieve its investment objective. The initial reference level is the Underlying ETF’s share price when the collar position is established.

●	Purchased Put Options. These positions are designed to provide protection against declines in the Underlying ETF’s share price.

●	Sold Options. The Fund sells call and put options to partially offset the cost of purchasing protective positions or to enhance income. The Fund may buy back or otherwise close a sold option position prior to expiration, including when the value of the option premium has become immaterial.

At expiration, the purchased put gains dollar for dollar as the Underlying ETF falls below approximately 95% of its initial reference level. Below approximately 80%, losses on the written put offset further gains on the purchased put, limiting the put spread’s maximum payoff to approximately 15% of notional exposure. The spread provides no protection against the initial approximately 5% decline or additional protection against declines beyond approximately 20%. Above approximately 105% at expiration, losses on the written call increase dollar for dollar with further appreciation in the Underlying ETF, limiting upside participation. Premiums received from both written options help finance the purchased put. These option payoffs are described before premiums, Fund fees and expenses.

The Adviser and Sub-Adviser will determine the appropriate mix, strike prices, and maturities of options based on factors including the Fund’s net asset value, the initial reference level of the Underlying ETF, market volatility, interest rates, and the cost of protection. The Fund maintains a continuously managed portfolio of options positions with all three legs of each collar having the same quarterly expiration and a term of approximately one quarter. The described protection and upside limits apply from the position’s initial reference level through its expiration. Investors are not required to hold Fund shares for a specific duration to pursue the Fund’s investment objective. The Fund is a continuous investment vehicle and does not terminate at predetermined intervals. Instead, the Fund will:

●	Regularly enter into new option positions as existing positions approach expiration

●	Adjust its exposure to the Underlying ETF and options overlay as market conditions evolve

●	Maintain target exposure levels through periodic rebalancing.

Downside Protection Characteristics

Over each collar position’s approximately quarterly term through expiration, the options overlay/collar strategy is intended to provide defined downside protection against approximately the next 15% decline in the Underlying ETF following an initial decline of approximately 5% in the Underlying ETF from its initial reference level, while the written call option is intended to partially finance the cost of the put spread in exchange for limiting a portion of the Fund’s participation in appreciation of the Underlying ETF above approximately 105% of the initial Underlying ETF reference level. The option overlay is designed to mitigate systematic equity market risk and is not intended to eliminate security-specific, sector-specific or other idiosyncratic risks associated with the Fund’s equity strategy. Because the option overlay references the Underlying ETF rather than the Fund’s underlying equity portfolio, the performance of the option overlay may differ from that of the Fund’s equity portfolio.

The full protection described by the options’ expiration payoffs is available only at expiration because the options are European-style. Before expiration, option values depend on the Underlying ETF’s price, volatility and time remaining. Investors who buy or sell Shares during the period may experience different protection and upside participation.

The Fund’s equity portfolio is generally expected to be substantially correlated with the S&P 500 Index because of the overlap in their holdings. However, differences in holdings and weights, including investments outside the Index, may cause its performance to diverge from the Underlying ETF, which seeks to track the Index. Because the overlay’s payoff depends on the Underlying ETF’s performance, it may not fully offset portfolio losses. If the Underlying ETF rises above the written call’s strike price while the equity portfolio lags, losses on the call may exceed corresponding portfolio gains.

Collateral

In addition, the Fund will hold cash and/or short-term U.S. Treasury securities or other short-term liquid instruments as collateral for the Fund’s derivatives transactions, and may hold or deposit securities underlying written options in an escrow or other custodial arrangement in connection with such options.

Fund Attributes

Under normal market conditions, the Fund invests in mid- and large-capitalization companies with a minimum market capitalization threshold of $5 billion.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors. From time to time, the Fund may focus its investments in particular sectors.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the share price of the underlying reference asset and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests is substantially influenced by the value of the securities underlying the options contracts. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Fund’s portfolio moves against its options positions, potentially resulting in a complete loss of the premiums paid.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. The use of options contracts introduces distinct risks, including heightened volatility. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts” for additional information on the risks of investing in options.

Sector Risks. The Sub-Adviser’s investment selection process may result in the allocation of more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

Put/Spread Collar Strategy Risk.  The put/collar strategy used to seek to protect the Fund against a decline in value may not work as intended. The Fund’s collar strategy will consist of written call, purchased put and written put positions. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Underlying ETF above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the Underlying ETF if the put options become in the money, but during periods where the Underlying ETF appreciates, the Fund may underperform due to the cost of the premiums paid and the increased value of call sold. Investors who purchase shares of the Fund during an options period may experience different levels of downside protection and upside participation depending on market performance. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to purchase or sell options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error. The Fund’s returns will not match that of a fund that invests solely in securities listed on the S&P 500 index.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

●	Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. These situations may have an impact on the liquidity of the Fund’s own shares.

Foreign Securities Risk. Investments in U.S.-listed securities of foreign issuers involve risks that may not be present with investments in U.S. issuers. Foreign issuers may be affected by political, economic, regulatory or social conditions in their home countries and may be subject to different accounting, auditing, financial reporting, corporate governance and investor protection standards than U.S. issuers. There may also be less publicly available information regarding certain foreign issuers. The value of securities of foreign issuers may be affected by changes in currency exchange rates, even when such securities trade in the United States and in U.S. dollars. Investments in foreign issuers may also be subject to foreign taxes, and differences in legal systems may make it more difficult to obtain or enforce judgments against foreign issuers.

●	Depositary Receipt Risk. ADRs involve risks similar to those associated with investments in foreign securities and certain additional risks. ADRs are issued by U.S. depositary banks and represent interests in securities of foreign issuers. The value of an ADR may be affected by changes in the value of the underlying foreign security, currency exchange rates, and political, economic or regulatory developments affecting the foreign issuer or its home country. In addition, an ADR may not provide a return that corresponds precisely with the return of the underlying foreign security.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Market Capitalization Risks.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.ACJLETF.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: C.J. Lawrence®, a Division of Apollon Wealth Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Bernhard Koepp, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Terry Gardner, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.ACJLETF.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.